Operating assets and liabilities	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Operating assets and liabilities	Operating assets and liabilities
3.1 Intangible assets and property, plant and equipment

Out of total property, plant and equipment and intangible assets, DKK 46,705 million is located in Denmark (DKK 44,431 million in 2020) and DKK 41,035 million is located in the US (DKK 18,750 million in 2020) where the Group's main production, filling, packaging, moulding, assembly facilities and intangible assets are located.

DKK million	Goodwill	Intellec-tual property rights	Software and other intangibles	Total intangible assets	Land and buildings	Plant and machinery	Other equipment	Assets under construction	Property, plant and equipment
2021
Cost at the beginning of the year	—	22,404	2,936	25,340	37,509	31,503	6,876	10,798	86,686
Additions from acquisition of businesses (note 5.3)	4,346	18,687	24	23,057	522	—	57	3	582
Additions during the year	—	583	492	1,075	827	890	516	4,858	7,091
Disposals during the year	—	—	(45)	(45)	(359)	(148)	(305)	(41)	(853)
Transfer and reclassifications	—	—	—	—	1,529	3,078	468	(5,075)	—
Effect of exchange rate adjustment	—	128	27	155	1,048	621	164	548	2,381
Cost at the end of the year	4,346	41,802	3,434	49,582	41,076	35,944	7,776	11,091	95,887
Amortisation/depreciation and impairment losses at the beginning of the year	—	3,135	1,548	4,683	12,936	19,444	4,037	—	36,417
Amortisation/depreciation for the year	—	866	200	1,066	1,892	1,529	824	—	4,245
Impairment losses for the year	—	573	—	573	14	32	54	41	141
Amortisation/depreciation and impairment losses reversed on disposals during the year	—	—	(1)	(1)	(365)	(140)	(305)	(41)	(851)
Effect of exchange rate adjustment	—	78	12	90	192	273	108	—	573
Amortisation/depreciation and impairment losses at the end of the year	—	4,652	1,759	6,411	14,669	21,138	4,718	—	40,525
Carrying amount at the end of the year	4,346	37,150	1,675	43,171	26,407	14,806	3,058	11,091	55,362
2020
Cost at the beginning of the year	—	7,270	2,560	9,830	30,260	27,594	6,215	20,351	84,420
Additions during the year	—	15,906	396	16,302	741	506	490	4,560	6,297
Disposals during the year	—	(698)	—	(698)	(119)	(583)	(122)	(16)	(840)
Transfer and reclassifications	—	—	—	—	7,440	4,586	515	(12,541)	—
Effect of exchange rate adjustment	—	(74)	(20)	(94)	(813)	(600)	(222)	(1,556)	(3,191)
Cost at the end of the year	—	22,404	2,936	25,340	37,509	31,503	6,876	10,798	86,686
Amortisation/depreciation and impairment losses at the beginning of the year	—	2,643	1,352	3,995	11,528	18,888	3,453	—	33,869
Amortisation/depreciation for the year	—	889	207	1,096	1,859	1,500	821	—	4,180
Impairment losses for the year	—	350	—	350	14	69	28	16	127
Amortisation/depreciation and impairment losses reversed on disposals during the year	—	(698)	—	(698)	(119)	(581)	(115)	(16)	(831)
Effect of exchange rate adjustment	—	(49)	(11)	(60)	(346)	(432)	(150)	—	(928)
Amortisation/depreciation and impairment losses at the end of the year	—	3,135	1,548	4,683	12,936	19,444	4,037	—	36,417
Carrying amount at the end of the year	—	19,269	1,388	20,657	24,573	12,059	2,839	10,798	50,269

Intangible assets

Amortisation and impairment losses
DKK million	2021	2020	2019
Cost of goods sold	844	369	916
Sales and distribution costs	39	40	24
Research and development costs	744	1,025	522
Administrative costs	11	10	3
Other operating income and expenses	1	2	4
Total amortisation and impairment loss	1,639	1,446	1,469
Total amortisation	1,066	1,096	487
Total impairment losses	573	350	982

Of the total addition of intangible assets in 2021 DKK 492 million is internally developed (DKK 396 million in 2020).

Intangible assets with an indefinite useful life and intangible assets not yet available for use amount to DKK 22,690 million (DKK 9,607 million in 2020), primarily intellectual property rights in relation to research and development projects and goodwill.

2021 additions
Additions from acquisition of businesses relates to Novo Nordisk’s acquisition of Dicerna Pharmaceuticals, Inc., which primarily includes the RNAi research technology platform and pipeline assets, which are recognised within intellectual property rights and goodwill; please refer to note 5.3.

In 2021, Novo Nordisk acquired Prothena’s wholly-owned subsidiary Neotope Neuroscience Ltd. and thereby gained full worldwide rights to the intellectual property rights of Prothena’s ATTR amyloidosis business and pipeline cover. The acquisition included the clinical stage antibody PRX004. PRX004 is an antibody that uses a depleter mechanism that has the potential to improve heart failure symptoms and reverse the disease progression within the ATTR-CM diseases. The transaction has been accounted for as an asset acquisition recognised in intellectual property rights, all related to PRX004.

2020 additions
In 2020, Novo Nordisk acquired Corvidia Therapeutics Inc., in a transaction accounted for as an asset acquisition. An addition of DKK 4,580 million was recognised in intellectual property rights for the acquisition of Ziltivekimab, a fully human monoclonal antibody directed against Interleukin-6 related to chronic kidney disease, which is under development.

Novo Nordisk acquired Emisphere Technologies Inc. and obtained ownership of the Eligen® SNAC oral delivery technology. Under the terms of the agreement, Novo Nordisk acquired all outstanding shares of Emisphere for USD 1,335 million. As part of the transaction, Novo Nordisk also acquired related Eligen® SNAC royalty stream obligations owed to MHR Fund Management LLC (MHR), the largest shareholder of Emisphere, for USD 450 million. The transaction has been accounted for as an asset acquisition, with DKK 11,060 million recognised in intellectual property rights, of which DKK 2,467 million was related to assets under development. At 31 December 2021, the carrying amount of acquired intangible assets related to Rybelsus is DKK 7,150 million (DKK 7,716 million in 2020), which has a remaining amortisation period of 13 years.

Impairment of intangible assets
In 2021, an impairment loss of DKK 573 million (DKK 350 million in 2020) was recognised, all related to intellectual property rights. DKK 436 million (DKK 350 million in 2020) of the impairment was related to the Diabetes and Obesity care segment and DKK 137 million (none in 2020) related to Biopharm. The entire impairment loss in 2021 was recognised in research and development costs (DKK 350 million in research and development costs in 2020). The impairment was a result of Management’s review of expectations related to intellectual property rights not yet in use.

No impairment related to marketable products was identified in 2021 or in 2020.

It is assessed that the carrying amount of goodwill which arose from the acquisition of Dicerna Pharmaceuticals, Inc. on 28 December 2021 still reflected the fair value as of 31 December 2021. An impairment test has not been performed on goodwill due to the timing of the acquisition three days before year-end, and no impairment indicators have been identified in the period from the acquisition to 31 December 2021.

The allocation of goodwill of DKK 4,346 million to cash-generating units is considered provisional due to the fact that the transaction was closed on 28 December 2021, leaving limited time for determining the cash-generating units. The allocation will be finalised within 12 months from the acquisition date.

Accounting policies
Goodwill on acquisition of businesses is initially measured at cost, and is subsequently measured at cost less any accumulated impairment losses.

Intellectual property rights acquired for research and development projects, are carried at historical cost less accumulated amortisation and any impairment loss. Upfront fees and acquisition costs are capitalised and subsequent milestone payments payable on achievement of a contingent event will be capitalised on the contingent event being probable of being achieved. Intangible assets acquired in a business combination are recognised at fair value at the acquisition date.

Amortisation is based on the straight-line method over the estimated useful life. This corresponds to the legal duration or the economic useful life depending on which is shorter, and not exceeding 25 years in either case. The amortisation of intellectual property rights begins after regulatory approval has been obtained or when assets are put in use.

Goodwill and intangible assets with an indefinite useful life and intangible assets not yet available for use are not subject to amortisation. They are tested annually for impairment, irrespective of whether there is any indication that they may be impaired. The carrying amount of goodwill will within 12 months from acquisition date be allocated to cash-generating units for impairment testing purposes. The allocation is made to those cash-generating units that are expected to benefit from the business combination in which the goodwill arose. The units are identified at the lowest level at which goodwill is monitored for internal management purposes.

Internal development of software for internal use is recognised as intangible assets if the recognition criteria are met, for example a significant business system where the expenditure leads to the creation of a durable asset. Amortisation is based on the straight-line method over the estimated useful life of 3-15 years. The amortisation begins when the asset is in the location and condition necessary for it to be capable of operating in the manner intended by Management.

Research and development projects
Internal and subcontracted research costs are charged in full to the consolidated income statement in the period in which they are incurred. Consistent with industry practice, development costs are also expensed until regulatory approval is obtained or is probable; please refer to note 2.3.

Payments to third parties under collaboration and licence agreements are assessed for the substance of their nature. Payments which represent subcontracted research and development work are expensed as the services are received. Payments which represent rights to the transfer of intellectual property, developed at risk by the third party, are capitalised.

For acquired research and development projects, intellectual property rights, the likelihood of obtaining future commercial sales is reflected in the cost of the asset, and thus the probability recognition criteria is always considered to be satisfied. As the cost of acquired research and development projects can often be measured reliably, these projects fulfil the capitalisation criteria as intangible assets on acquisition. Subsequent milestone payments payable on achievement of a contingent event (e.g. commencement of phase 3 trials) are accrued and capitalised into the cost of the intangible asset when the achievement of the event is probable. Development costs incurred subsequent to acquisition are treated consistently with internal project development costs.

Assets that are subject to amortisation are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

Factors considered material that could trigger an impairment test include the following:

– Development of a competing drug.
– Changes in the legal framework covering patents, rights and licences.
– Advances in medicine and/or technology that affect the medical treatments.
– Lower-than-predicted sales.
– Adverse impact on reputation and/or brand names.
– Changes in the economic lives of similar assets.
– Relationship to other intangible assets or property, plant and equipment.
– Changes or anticipated changes in participation rates or
reimbursement policies.
If the carrying amount of intangible assets exceeds the recoverable amount based on the existence of one or more of the above indicators of an impairment, any impairment is measured based on discounted projected cash flows. Impairments on intangible assets, other than goodwill, are reviewed at each reporting date for possible reversal.

Key accounting estimates and judgements on intangible assets
Impairment tests of intellectual property rights not yet available for use are based on Management’s projections and anticipated net present value of estimated future cash flows from marketable products.

Management makes judgements related to intangible assets when assessing whether a transaction is a business combination or an asset acquisition. The assessment of whether a transaction is a business combination or an asset acquisition involves the optional concentration test, which is met if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets. If met the transaction is accounted for as an asset acquisition. If not met, an assessment of any acquired processes is made to determine if they are substantive. Management makes judgements when assessing whether a process is substantive. A process is considered substantive if it is critical to the ability to producing outputs from the transaction.

Judgements are also made in evaluating whether payments under collaboration arrangements are acquisition of assets or prepayment of R&D services.
Property, plant and equipment

Depreciation and impairment losses
DKK million	2021	2020	2019
Cost of goods sold	2,836	2,729	2,656
Sales and distribution costs	409	403	354
Research and development costs	736	724	783
Administrative costs	386	433	376
Other operating income and expenses	19	18	23
Total depreciation and impairment losses	4,386	4,307	4,192
Of which related to leased assets	899	964	852

Capital expenditure in the reporting period was primarily related to investments in facility upgrades and new production facilities for active pharmaceutical ingredients for diabetes, mainly the facility in Clayton, US. The facility in Clayton is intended to strengthen the Novo Nordisk supply chain. Capital expenditure also related to investments in facility upgrades of the purification plant and establishing additional API capacity, both in Kalundborg.

Leased property, plant and equipment
DKK million	2021	2020
Land and buildings	3,340	2,901
Other equipment	499	479
Total	3,839	3,380

Novo Nordisk mainly leases office buildings, warehouses, laboratories and vehicles. The right-of-use asset is presented in property, plant and equipment and the lease liability in borrowings. In 2021, the total amount recognised in the income statement related to leases was DKK 1,303 million (DKK 1,373 million in 2020). The total cash outflow for leases amounted to DKK 1,275 million (DKK 1,367 million in 2020).

As of 31 December 2021, the lease liability excludes potential lease payments of DKK 2,209 million (undiscounted) related to lease term extension rights on properties that were not considered reasonably certain to be exercised (DKK 2,363 million in 2020). Please refer to note 4.5 for a maturity analysis of lease payments.
Accounting policies
Property, plant and equipment is measured at historical cost less accumulated depreciation and any impairment loss. The cost of self-constructed assets includes costs directly and indirectly attributable to the construction of the assets. Any subsequent cost is included in the asset’s carrying amount or recognised as a separate asset only when it is probable that future economic benefits associated with the item will flow to Novo Nordisk, and the cost of the item can be measured reliably. Depreciation is based on the straight-line method over the estimated useful lives of the assets (buildings: 12-50 years, plant and machinery: 5-25 years and other equipment: 3-10 years. Land is not depreciated).

The depreciation commences when the asset is available for use, i.e. when it is in the location and condition necessary for it to be capable of operating in the manner intended by Management. The assets’ residual values and useful lives are reviewed and adjusted, if appropriate, at the end of each reporting period. If an asset’s carrying amount is higher than its estimated recoverable amount, it is written down to the recoverable amount. Plant and equipment with no alternative use developed as part of a research and development project are expensed. However, plant and equipment with an alternative use or used for general research and development purposes are capitalised and depreciated over the estimated useful life as research and development costs.

For contracts which are, or contain, a lease, the Group recognises a right-of-use asset and a lease liability. The right-of-use asset is initially measured at cost, being the initial amount of the lease liability. The right-of-use asset is subsequently depreciated using the straight-line method over the lease term. The right-of-use asset is periodically adjusted for certain remeasurements of the lease liability and reduced by any impairment losses.

The lease term determined by the Group is the non-cancellable period of a lease, together with extension/termination option if these are reasonably certain to be exercised. For contracts with a rolling term (evergreen leases), the Group estimates the leasing period to be equal to the termination period if no probable scenario exists for estimating the leasing period.
If the lease liability is remeasured due to a change in future lease payments a corresponding adjustment is made to the right-of-use asset, or in the income statement when the right-of-use asset has been fully depreciated. For a description of accounting policies for lease liabilities, please refer to note 4.9.
3.2 Inventories

DKK million	2021	2020
Raw materials	4,310	3,326
Work in progress	12,285	12,252
Finished goods	5,282	5,111
Total inventories (gross)	21,877	20,689
Write-downs at year-end	(2,256)	(2,153)
Total inventories (net)	19,621	18,536
Indirect production costs included in work in progress and finished goods	8,929	9,703
Share of total inventories (net)	46%	52%
Movements in inventory write-downs:
Write-downs at the beginning of the year	2,153	1,426
Write-downs during the year	883	1,628
Utilisation of write-downs	(661)	(528)
Reversal of write-downs	(119)	(373)
Write-downs at the end of the year	2,256	2,153
All write-downs in both 2021 and 2020 relate to fully impaired inventory.

Accounting policies
Inventories are stated at cost or net realisable value, whichever is lower. Cost is determined using the first-in, first-out method. Cost comprises direct production costs such as raw materials, consumables and labour. Production costs for work in progress and finished goods include indirect production costs such as employee costs, depreciation, maintenance, etc. If the expected sales price less completion costs to execute sales (net realisable value) is lower than the carrying amount, a write-down is recognised for the amount by which the carrying amount exceeds its net realisable value.

Inventory manufactured prior to regulatory approval (prelaunch inventory)
is capitalised but immediately written down, until there is a high probability of regulatory approval for the product. The cost is recognised in the income statement as research and development costs. Once there is a high probability of regulatory approval being obtained, the write-down is reversed, up to no more than the original cost.
Key accounting estimate of indirect production costs capitalised
The production of both Diabetes and Obesity care and Biopharm products is highly complex from fermentation to purification and formulation, including quality control of all production processes. Furthermore, the process is very sensitive to manufacturing conditions. These factors all influence the parameters for capitalisation of indirect production costs at Novo Nordisk and the full cost of the products. Indirect production costs are initially measured using a standard cost method. This is reviewed regularly to ensure relevant measures of capacity utilisation, production lead time, cost base and other relevant factors, hence inventory is valued at actual cost.

When calculating total inventory, Management must estimate cost of production, standard cost variances and idle capacity in determining indirect production costs for capitalisation. Changes in the parameters for calculation of indirect production costs could have an impact on the gross margin and the overall valuation of inventories. Indirect production costs account for 46% of the net inventory value, reflecting a complex production process and low direct raw material costs.
3.3 Trade receivables

DKK million	Gross carrying amount	Loss allowance	Net carrying amount
2021
Not yet due	40,274	(844)	39,430
1-90 days	1,132	(93)	1,039
91-180 days	212	(74)	138
181-270 days	87	(51)	36
271-360 days	63	(63)	—
More than 360 days past due	305	(305)	—
Trade receivables	42,073	(1,430)	40,643
EMEA	7,827	(852)	6,975
China	2,564	—	2,564
Rest of World	4,227	(558)	3,669
North America Operations	27,455	(20)	27,435
Trade receivables	42,073	(1,430)	40,643
2020
Not yet due	27,511	(805)	26,706
1-90 days	1,000	(112)	888
91-180 days	188	(63)	125
181-270 days	44	(29)	15
271-360 days	51	(51)	—
More than 360 days past due	320	(320)	—
Trade receivables	29,114	(1,380)	27,734
EMEA	6,306	(781)	5,525
China	2,137	—	2,137
Rest of World	3,003	(580)	2,423
North America Operations	17,668	(19)	17,649
Trade receivables	29,114	(1,380)	27,734

Movements in allowance for doubtful trade receivables

DKK million	2021	2020
Carrying amount at the beginning of the year	1,380	1,484
Reversal of allowance on realised losses	(62)	(108)
Net movement recognised in income statement	102	139
Effect of exchange rate adjustment	10	(135)
Allowance at the end of the year	1,430	1,380

Novo Nordisk’s customer base is comprised of government agencies, wholesalers, retail pharmacies and other customers.

Novo Nordisk closely monitors the current economic conditions of countries impacted by currency fluctuations, high inflation and an unstable political climate. These indicators as well as payment history are taken into account in the valuation of trade receivables.

The country risk ratings in 2021 have overall remained unchanged from 2020. However, despite the continued COVID-19 pandemic Novo Nordisk has not experienced significant increases in collectability issues on individual customers nor has it experienced significant deterioration in the ageing of receivables.

Please refer to note 4.3 for the trade receivable programmes.

Accounting policies
Trade receivables are initially recognised at transaction price and subsequently measured at amortised cost using the effective interest method, less allowance for doubtful trade receivables. The split of trade receivables and allowance for trade receivables is based on the location of the customer.

Before being sold, trade receivables in factoring portfolios are measured at fair value with changes recognised in other comprehensive income.
The allowance for doubtful receivables is deducted from the carrying amount of trade receivables, and the amount of the loss is recognised in the income statement under sales and distribution costs. Subsequent recoveries of amounts previously written off are credited against sales and distribution costs.

Management makes allowance for doubtful trade receivables based on the simplified approach to provide for expected credit losses, which permits the use of the lifetime expected loss provision for all trade receivables. The allowance is an estimate based on shared credit risk characteristics and the days past due. Generally, invoices are due for payment within 90 days from shipment of goods. Loss allowance is calculated using an ageing factor, geographical risk and specific customer knowledge. The allowance is based on a provision matrix on days past due and a forward looking-element relating mainly to incorporation of the Dun & Bradstreet country risk rating and an individual assessment. Please refer to note 4.3 for a general description of credit risk.
3.4 Provisions and contingent liabilities

DKK million	Provisions for sales rebates[1]	Provisions for legal disputes	Provisions for product returns	Other provi- sions[2]	2021 Total	2020 Total
At the beginning of the year	34,052	2,451	795	2,042	39,340	35,733
Additional provisions, including increases to existing provisions	155,602	608	493	461	157,164	113,810
Amount used during the year	(141,370)	(657)	(450)	(214)	(142,691)	(107,220)
Adjustments, including unused amounts reversed during the year	(284)	(419)	13	(280)	(970)	78
Effect of exchange rate adjustment	2,822	174	7	48	3,051	(3,061)
At the end of the year	50,822	2,157	858	2,057	55,894	39,340
Non-current liabilities[3]	255	1,895	316	1,908	4,374	4,526
Current liabilities	50,567	262	542	149	51,520	34,814
1. Provisions for sales rebates are related to US Managed Care, Medicare, Medicaid and other US rebate types, as well as rebates in a number of European countries and Canada.
2. Other provisions consists of various types of provision, including obligations in relation to employee benefits such as jubilee benefits, company-owned life insurance, etc.
3. For non-current liabilities, provision for sales rebates is expected to be settled after one year, provisions for product returns will be utilised in 2023 and 2024. In the case of provisions for legal disputes, the timing of settlement cannot be determined.

Contingent liabilities
Novo Nordisk is currently involved in pending litigations, claims and investigations arising out of the normal conduct of its business. While provisions that Management deems to be reasonable and appropriate have been made for probable losses, there are uncertainties connected with these estimates.

Pending litigation against Novo Nordisk
Numerous claims alleging pancreatic cancer, pancreatitis, and thyroid cancer have been filed in US courts against various incretin class manufacturers, including Victoza® and Novo Nordisk. As of 31 January 2022, 369 plaintiffs have filed product liability cases against Novo Nordisk, the vast majority alleging pancreatic cancer. In March and April 2021, the Federal MDL and State JCCP courts granted defendants' motions for summary judgment on federal pre-emption and general causation grounds thereby dismissing all the pending cases against Novo Nordisk relating to Victoza®. Plaintiffs have filed a notice of appeal of the Federal Court ruling, and they have the right to file a similar notice of appeal of the State Court ruling. Final decisions on both appeals are not expected before the end of 2022. Novo Nordisk does not expect the lawsuit to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

In September 2021, Novo Nordisk announced that it has reached an agreement in principle to settle the previously disclosed securities class action litigation pending in the Federal District Court of New Jersey, US. The settlement was reached after a voluntary mediation process and resolves claims brought by plaintiffs for alleged violations of US securities laws. The settlement contains no admission of liability, wrongdoing, or responsibility by any of the defendants and will include a full release of all defendants in connection with the allegations made in the lawsuit. Under the terms of the settlement agreement, Novo Nordisk has agreed to pay USD 100 million (inclusive of all plaintiffs’ attorneys fees and expenses and settlement costs). The payment is covered by insurance.. The settlement is subject to a court approval process, which could take several months.

In January 2022, Novo Nordisk announced that it has settled the previously disclosed securities lawsuit filed against Novo Nordisk in Denmark by a number of institutional shareholders, which included a claim for a total amount of DKK 11,800 million. The lawsuit alleged that Novo Nordisk made misleading statements and did not make appropriate disclosures regarding its sales of insulin products in the US. The settlement contains no admission of liability, wrongdoing or responsibility by Novo Nordisk and no payment will be made by Novo Nordisk to the plaintiffs.

Novo Nordisk is currently defending eight lawsuits, including two plead as putative class actions, relating to the pricing of diabetes medicines. Four of these cases are pending in New Jersey federal court; three are pending in federal courts in Texas, Florida, and Mississippi and the remaining one is pending in state court in Kentucky. All pending matters also name as defendants Eli Lilly and Company and Sanofi, while certain matters also name Pharmacy Benefit Managers (PBMs) and related entities. Plaintiffs generally allege that the manufacturers and PBMs colluded to artificially inflate list prices paid by consumers for diabetes products, while offering reduced prices to PBMs through rebates used to secure formulary access. Novo Nordisk does not expect the lawsuits to have a material impact on Novo Nordisk’s financial position, operating profit, or cash flow.

In 2016, Novo Nordisk US received a Civil Investigative Demand from the U.S. Department of Justice (“DOJ CID”) relating to potential off-label marketing of NovoSeven® (including high dose and for prophylactic use) and interactions with physicians and patients. The DOJ investigation was likely prompted by a lawsuit filed by a former Novo Nordisk US employee (the “Relator”) under seal in the Western District of Oklahoma. Relator alleges Novo Nordisk US caused the submission of false claims to Medicare, Medicaid, Federal Employees Health Benefits Program and private insurers in California as a result of the same conduct that was the subject of the DOJ CID. As a result of these allegations, Relator (on behalf of the federal and certain state governments) seeks injunctive and monetary relief. A consolidated complaint was jointly filed by Relator and the State of Washington on 9 March 2020. The consolidated complaint was unsealed (made public) by the court on 28 May 2020. Novo Nordisk has filed two motions seeking dismissal of the complaint, both of which are currently pending and awaiting ruling from the Court. Novo Nordisk does not expect the lawsuit to have a material impact on Novo Nordisk’s financial position, operating profit or, cash flow.

Since January 2021, Novo Nordisk has changed its policy in the US related to the 340B Drug Pricing Program, whereby Novo Nordisk no longer provides 340B statutory discounts to certain pharmacies that contract with covered entities participating in the 340B Drug Pricing Program. Novo Nordisk's contract pharmacy policy has been challenged by the US Department of Health and Human Services. On 17 May 2021, the US government issued a letter to Novo Nordisk asserting that Novo Nordisk's policy violates the 340B statute. Novo Nordisk believes its policy does not violate the 340B Drug Pricing Program requirements and has commenced litigation against the government seeking a declaration that its 340B policy is consistent with relevant US laws. On 5 November 2021, the US District Court for the District of New Jersey issued a decision on Novo Nordisk's motion for summary judgment holding that the use of contract pharmacies is consistent with the 340B statute and that manufacturers have no statutory right to impose restrictions on the sale or distribution of 340B drugs. Novo Nordisk has appealed the decision to the US Court of Appeals for the Third Circuit. A decision on this appeal is not expected before the end of 2022. Depending on the outcome of these matters, there may be a significant impact on Novo Nordisk's financial position, net sales and cash flow.

Mosaic Health Inc. and Central Virginia Health Services, Inc. (both 340B covered entities) filed a putative class action lawsuit in NY Federal Court against Novo Nordisk US, Eli Lilly, Sanofi and AstraZeneca alleging a conspiracy among the manufacturers to artificially fix prices of diabetes medications through changes to their policies relating to the distribution of 340B drugs through contract pharmacy arrangements. A motion to dismiss the lawsuit has been filed and is currently pending before the Court.
Novo Nordisk does not expect the lawsuits to have a material impact on Novo Nordisk’s financial position, operating profit, or cash flow.

Pending claims against Novo Nordisk and Investigations involving Novo Nordisk
Several authorities in the US have served Novo Nordisk with Civil Investigative Demands (CIDs) or subpoenas calling for the production of documents and information. Below is a list of ongoing matters:
– Washington Attorney General’s Office CID (March 2017), relating to, among other things, pricing, and trade practices for insulin products, including Levemir®, NovoLog®, and Novolin®, from 1 January 2005 through the present date.
– New Mexico Attorney General’s Office CID (April 2017), relating to, among other things, trade practice and pricing of insulin products, namely NovoLog® and Novolin® from 1 January 2012 through the present date.
– New York State Attorney General’s Office Subpoena (July 2019), relating to, among other things, pricing, and trade practices for insulin products, from 1 July 2013 through the present.
– Colorado Attorney General’s Office CID (December2019), relating to, among other things, pricing, and trade practices for insulin products, for the period from 1 January 2010 to present.
– Vermont Attorney General’s Office Subpoena (December 2020), related to, among other things, pricing and trade practices for insulin products sold by Novo Nordisk during the period 1 January 2011 through the present date.
– US Department of Justice (December 2021), relating to the financial relationships with healthcare professional and prescriptions for Ozempic® and Rybelsus® during the period of 1 January 2016 to present.

In all matters Novo Nordisk is cooperating with the authorities in question. Novo Nordisk does not expect the above investigations to have a material impact on Novo Nordisk’s financial position, operating profit, or cash flow.

Novo Nordisk is one of several pharmaceutical companies that received requests for information involving pricing practices for its diabetes products from several committees of the Unites States House of Representatives and/or United States Senate. Novo Nordisk has responded to the various committees in response to their requests. Novo Nordisk does not expect the inquiries to have a material impact on Novo Nordisk’s financial position, operating profit, or cash flow.

Other contingent liabilities
In addition to the above, the Novo Nordisk Group is engaged in certain litigation proceedings and various ongoing audits and investigations. In the opinion of Management, neither settlement or continuation of such proceedings, nor such pending audits and investigations, are expected to have a material effect on Novo Nordisk’s financial position, operating profit, or cash flow.

Accounting policies
Provisions for sales rebates and discounts granted to government agencies, wholesalers, retail pharmacies, Managed Care and other customers are recorded at the time the related revenues are recorded or when the incentives are offered. Provisions are calculated based on historical experience and the specific terms in the individual agreements. Unsettled rebates are recognised as provisions when the timing or amount is uncertain. Where absolute amounts are known, the rebates are recognised as other liabilities. Please refer to note 2.1 for further information on sales rebates and provisions.

Provisions for legal disputes are recognised where a legal or constructive obligation has been incurred as a result of past events and it is probable that there will be an outflow of resources that can be reliably estimated. In this case, Novo Nordisk arrives at an estimate based on an evaluation of the most likely outcome. Disputes for which no reliable estimate can be made are disclosed as contingent liabilities.

Provisions are measured at the present value of the anticipated expenditure for settlement. This is calculated using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision for interest is recognised as a financial expense.

Novo Nordisk issues credit notes for expired goods as a part of normal business. Where there is historical experience or a reasonably accurate estimate of expected future returns can otherwise be made, a provision for estimated product returns is recorded. The provision is measured at gross sales value.

Key accounting estimates regarding ongoing legal disputes, litigation and investigations
Provisions for legal disputes consist of various types of provisions linked to ongoing legal disputes. Management makes estimates regarding provisions and contingencies, including the probability of pending and potential future litigation outcomes. These are by nature dependent on inherently uncertain future events. When determining likely outcomes of litigation, etc., Management considers the input of external counsels on each case, as well as known outcomes in case law.

Although Management believes that the total provisions for legal proceedings are adequate based on currently available information, there can be no assurance that there will not be any changes in facts or matters, or that any future lawsuits, claims, proceedings or investigations will not be material.
3.5 Other liabilitiesOther liabilities primarily comprise employee cost payables, payables related to non-current assets, sales rebates